Exhibit 99.1

CONFIDENTIAL

Agreed Form

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of March 18, 2024, by and between AstraZeneca AB, a public company with limited liability (Aktiebolag), incorporated under the laws of Sweden (“Parent”), and the undersigned holder (the “Shareholder”) of common shares of Fusion Pharmaceuticals Inc., a corporation existing under the Canada Business Corporations Act (the “Corporation”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Arrangement Agreement, dated as of March 18, 2024, by and among Parent, 15863210 Canada Inc., a corporation formed under the federal laws of Canada and a wholly owned subsidiary of Parent (“Purchaser”), and the Corporation (as such agreement may be subsequently amended or modified, the “Arrangement Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Arrangement Agreement.

WHEREAS, Parent, Purchaser and the Corporation have entered into the Arrangement Agreement, providing for, among other things, an arrangement under Section 192 of the Canada Business Corporations Act, whereby, and pursuant to the terms of the Arrangement Agreement, each outstanding common share in the capital of the Corporation (the “Corporation Shares”) shall be transferred to Purchaser (the “Plan of Arrangement”);

WHEREAS, the Shareholder beneficially owns (as defined in Rule 13d-3 under the Exchange Act), as of the date of this Agreement, the number of Corporation Shares, and holds other rights to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Corporation Shares indicated opposite the Shareholder’s name on Schedule 1 attached hereto; and

WHEREAS, as a condition and material inducement to the willingness of Parent and Purchaser to enter into the Arrangement Agreement, Parent has required that the Shareholder, and the Shareholder has agreed to, enter into and perform this Agreement and vote the Shareholder’s Corporation Shares and any New Shares (as defined below in Section 3) (collectively, the “Subject Shares”) in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements set forth herein and in the Arrangement Agreement, and intending to be legally bound hereby, the Shareholder and Parent agree as follows:

Section 1 Agreement to Vote the Subject Shares. The Shareholder hereby irrevocably and unconditionally agrees that, during the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date (as defined below) (the “Support Period”), at any meeting of the shareholders of the Corporation however called or any adjournment or postponement thereof, or in any other circumstance or action proposed to be taken in which the vote or other approval of the shareholders of the Corporation is sought, with respect to the Arrangement Agreement, the Arrangement, the Plan of Arrangement or any Acquisition Proposal, the Shareholder shall:

(a) if a meeting is held, appear (in person or by proxy) at such meeting or otherwise cause all of the Subject Shares to be counted as present at such meeting for purposes of calculating a quorum;

(b) vote (or cause to be voted) all of the Shareholder’s Subject Shares (to the extent such Subject Shares have voting rights): (i) in favor of the approval, consent, ratification, and adoption of the Arrangement Resolution, (ii) in favor of any other matter that would be reasonably expected to facilitate the consummation of the Arrangement, including any proposal to adjourn or postpone a meeting of the shareholders of the Corporation to a later date if there are not sufficient votes at the time of the meeting to approve the Arrangement Resolution; (iii) against any action, proposal, transaction or agreement (including any amendment, waiver, release from or non-enforcement of any agreement) that would reasonably be expected to (A) result in any of the conditions to the Arrangement under the Arrangement Agreement not being fulfilled before the Outside Date or (B) result in a breach of any representation, warranty, covenant, agreement or other obligation of such Shareholder under this Agreement or the Corporation under the Arrangement Agreement; (iv) against any Acquisition Proposal or any action, agreement, transaction or other matter that is intended to (to the actual knowledge of the Shareholder), or would reasonably be expected to, impede, interfere with, delay, postpone, prevent, discourage or materially and adversely affect the consummation of the Arrangement or the other transactions contemplated by the Arrangement Agreement; and (v) against any change in or to the Board that is not recommended or approved by the Board, or any change in or to the present capitalization, corporate structure or Articles of Incorporation of the Corporation that is not consented to by Parent. During the Support Period, the Shareholder shall not propose, take, commit or agree to take any action inconsistent with the foregoing in this Section 1. The Shareholder shall retain at all times the right to vote all of the Subject Shares in the Shareholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1 that are at any time or from time to time presented for consideration to the Corporation’s shareholders generally; and

(c) without limiting the obligations in Section 1(b), no later than ten Business Days prior to the date of the Meeting: (i) with respect to all Subject Shares that have voting rights and that are registered in the name of the Shareholder, deliver or cause to be delivered, in accordance with the instructions set out in the Circular, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favor of the Arrangement Resolution; and (ii) with respect to all Subject Shares that have voting rights and are beneficially owned by the Shareholder but not registered in the name of the Shareholder, deliver a duly executed voting instruction form to the intermediary through which the Shareholder holds its beneficial interest in the Subject Shares instructing that the Subject Shares be voted at the Meeting in favor of the Arrangement Resolution. Such proxy or proxies shall name those individuals as may be designated by the Corporation in the Circular and such proxy or proxies or voting instructions shall not be revoked, withdrawn or modified without the prior written consent of the Parent.

Section 2 Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Arrangement Agreement shall be validly terminated pursuant to Article 7 thereof, (c) the mutual written agreement of the parties to terminate this Agreement, or (d) any material modification or amendment of the Arrangement Agreement (including any exhibits, annexes or schedules thereto, or any agreement contemplated thereby, including the CVR Agreement), without the prior written consent of the Shareholder, that, in each case, (i) results in a decrease in the amount or changes the form of consideration (including any change in the allocation of the form of consideration) payable to the Shareholder pursuant to the terms of the Arrangement Agreement (including any exhibits or schedules thereto, such as the CVR Agreement) as in effect on the date hereof (other than a change in form from CVRs to cash where the price payable in cash is not less than the Milestone Payment (as defined in the CVR Agreement)) or (ii) is otherwise adverse in any material respect to the Shareholder.

Section 3 Additional Purchases. The Shareholder agrees that any Corporation Shares or other share capital of the Corporation that the Shareholder purchases or with respect to which the Shareholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) during the Support Period, including by the exercise of an Option or the settlement of a Restricted Stock Unit (collectively, the “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Subject Shares as of the date hereof, and the representations and warranties in Section 5 shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is first acquired. The Shareholder agrees to notify the Purchaser of each acquisition by it of New Shares. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require the Shareholder to exercise any Employee Equity Award (as defined in the CVR Agreement) or require the Shareholder to purchase any Corporation Shares, and nothing herein shall prohibit the Shareholder from exercising any Employee Equity Award held by the Shareholder.

Section 4 Agreement to Retain the Subject Shares and Other Covenants.

(a) During the Support Period, the Shareholder shall not Transfer (as defined below in Section 4(c)) (or agree to Transfer or cause or permit the Transfer of) any of the Subject Shares.

(b) Section 4(a) above shall not prohibit or otherwise restrict a Transfer of Subject Shares by the Shareholder: (i) by using already-owned Subject Shares (or effecting a “net exercise” of an Option or a “net settlement” of a Restricted Stock Unit) either to pay the exercise price upon the exercise of an Option or to satisfy the Shareholder’s tax withholding obligation upon the exercise of an Option or settlement of a Restricted Stock Unit, in each case as permitted pursuant to the terms of any of the Employee Plans, (ii) transferring all or a portion of the Subject Shares to any affiliate, partner, member or equityholder of the Shareholder or by operation of law or (x) if the Shareholder is an investment fund, to any other investment fund managed by the same manager, managing member, general partner or management company or by an entity controlling, controlled by or under common control with such manager, managing member, general partner or management company or (y) if the Shareholder is an individual, to any immediate family members, a trust established for the benefit of the Shareholder and/or for the benefit of one or more members of the Shareholder’s immediate family or charitable organizations, including a donor-advised fund, for estate planning purposes or upon the death of the Shareholder; provided that, as a condition to any such Transfer pursuant to the foregoing clauses (i) and (ii), the recipient agrees to be bound by this Agreement by executing and delivering to Parent a joinder to this Agreement, in a form reasonably acceptable to Parent as soon as practicable after such Transfer, or (iii) with Parent’s prior written consent (such exceptions set forth in clauses (i) through (iii), collectively, “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of any of the Subject Shares in breach or violation of this Agreement shall be void and of no force or effect.

(c) For the purposes of this Agreement, a Person shall be deemed to have effected a “Transfer” of a Subject Share if such Person, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, assigns, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger or other business combination, by testamentary disposition, by the creation of any Lien (other than as contained herein), by operation of law, by dividend or distribution or otherwise) of such Subject Share or any interest in or beneficial ownership of such Subject Share, (ii) deposits any Subject Shares into a voting trust or enters into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) offers, consents, agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

(d) The Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all things reasonably necessary to fulfill the Shareholder’s obligations under this Agreement, including attending, if applicable, any meeting of the shareholders of the Corporation or any adjournment or postponement thereof (or executing valid and effective proxies to any other attending participant of such meeting in lieu of attending such meeting or any adjournment or postponement thereof).

(e) Subject to Section 7 below, the Shareholder shall not, and shall cause its Subsidiaries and its and their respective Representatives not to, directly or indirectly, take any action or omit to take any action that the Corporation is not permitted to take or omit to take pursuant to clauses (a) through (d) of Section 5.1 of the Arrangement Agreement, or approve, authorize, agree or publicly announce any intention to do any of the foregoing. Nothing in this Section 4(e) shall prohibit the Shareholder or its Representatives from informing any Person of the existence of the provisions contained in this Section 4(e). The Shareholder acknowledges that any violation of the restrictions set forth in this Section 4(e) by its Representatives acting on behalf of the Shareholder shall be deemed to be a breach by the Shareholder.

Section 5 Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Parent as follows:

(a) The Shareholder is a natural person or a legal entity duly organized or incorporated and validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The Shareholder has the full power and authority to execute and deliver this Agreement and to perform the Shareholder’s obligations hereunder and no other proceedings or actions on the part of the Shareholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by or on behalf of the Shareholder and constitutes a valid and binding agreement with respect to the Shareholder, enforceable against the Shareholder in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance (the “Bankruptcy and Equity Exception”). If the Shareholder is married, and any of the Subject Shares may constitute community property or spousal approval is otherwise necessary for this Agreement to be valid and binding, this Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Shareholder’s spouse, enforceable against the Shareholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c) The Shareholder is the record, legal or beneficial owner of the number of the Subject Shares and the other rights to acquire (whether currently, upon lapse of time, following the satisfaction of any condition, upon the occurrence of any event or any combination of the foregoing) beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the number of Corporation Shares, in each case indicated opposite the Shareholder’s name on Schedule 1, which constitute all of the securities of the Corporation owned of record or beneficially by the Shareholder or its affiliates on the date hereof. The Subject Shares are now, and at all times during the Support Period will be, held by the Shareholder (or a nominee or custodian for its benefit or a transferee pursuant to a Permitted Transfer), free and clear of any Liens (other than as contained herein and any transfer restrictions imposed by Laws). The Shareholder has sole, and otherwise unrestricted, voting power with respect to such Subject Shares, and none of the Subject Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

(d) The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations hereunder and the compliance by the Shareholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien (other than as contained herein) on any of the Subject Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or, to the Shareholder’s knowledge, any law, statute, rule or regulation to which the Shareholder is subject or any bylaw or other organizational document of the Shareholder.

(e) The execution and delivery of this Agreement by the Shareholder does not, and the performance of this Agreement by the Shareholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by the Shareholder except for applicable requirements, if any, of the Exchange Act or Canadian Securities Laws.

(f) There is no Action pending or, to the knowledge of the Shareholder, threatened against the Shareholder before or by any Governmental Entity that would reasonably be expected to impair or delay the ability of the Shareholder to perform its obligations under this Agreement.

(g) No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission from the Corporation other than as disclosed in the Arrangement Agreement in connection with this Agreement based upon arrangements made by or on behalf of the Shareholder in his, her or its capacity as a shareholder of the Corporation.

(h) The Shareholder understands and acknowledges that Parent is entering into the Arrangement Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

Section 6 Appraisal and Dissenters’ Rights. The Shareholder agrees that the Shareholder will not, in the Shareholder’s capacity as a shareholder of the Corporation, bring, commence, institute, maintain, prosecute or voluntarily aid any action which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Arrangement Agreement. The Shareholder hereby irrevocably waives to the fullest extent permitted by Law any and all rights to dissent or exercise appraisal rights with respect to any resolution relating to the approval of the transactions contemplated by the Arrangement Agreement, including the Dissent Rights, and to the extent such rights cannot be waived in advance, the Shareholder agrees that the Shareholder will not exercise any rights of dissent or appraisal in respect of any resolution approving the transactions contemplated by the Arrangement Agreement or any aspect thereof or matter related thereto and will not exercise any other securityholder rights or remedies available at common law or pursuant to the Canada Business Corporations Act or applicable securities Law against the Corporation, Purchaser, or any of their respective affiliates that may reasonably be expected to delay or impede the completion of the transactions contemplated by the Arrangement Agreement.

Section 7 No Limitation on Discretion as Director or Fiduciary. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent the Shareholder or any representative of the Shareholder, (a) if the Shareholder or such representative is serving on the Board or is a director or officer of the Corporation, from exercising his or her duties and obligations (including fiduciary duties) as a director or officer of the Corporation or otherwise taking any action, while acting in such capacity as a director or officer of the Corporation, or (b) if the Shareholder or such representative is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations (including fiduciary duties) as a trustee or fiduciary of such ERISA plan or trust. The Shareholder is executing this Agreement solely in its capacity as a shareholder of the Corporation.

Section 8 Specific Enforcement. The parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to specific performance of the terms of this Agreement and an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to specifically enforce compliance with the terms of this Agreement. The Shareholder, on the one hand, and the Parent, on the other hand, hereby each agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by the other party. Any party’s pursuit of any injunction or specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a party in the case of a breach of this Agreement involving fraud or Wilful breach.

Section 9 Further Assurances. The Shareholder shall, from time to time and without additional consideration, execute and deliver, or cause to be executed and delivered such additional or further consents, documents and other instruments as Parent or Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 10 Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder if they are, in accordance with the methods set forth in Section 8.3 of the Arrangement Agreement: (a) delivered to Parent at the address set forth in Section 8.3 of the Arrangement Agreement or (b) delivered to the Shareholder at its address set forth on the Shareholder’s signature page to this Agreement (or, in each case, to such other recipient or address as designated in a written notice to the Shareholder or Parent, as applicable, in accordance with this Section 10).

Section 11 No Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

Section 12 Termination. This Agreement shall automatically terminate and become void and of no further effort or effect on the Expiration Date; provided, that (i) this Section 12 and the applicable definitional and interpretive provisions of Section 14, Section 17, Section 19, Section 20, Section 22 and Section 23 shall survive such termination and (ii) no such termination shall relieve or release the Shareholder from any obligations or liabilities arising out of its breach of this Agreement prior to its termination.

Section 13 Disclosure. The Shareholder shall permit the Corporation, Parent and Purchaser to file a copy of this Agreement with applicable Securities Authorities and to disclose in all documents and schedules filed with a Securities Authority that the Corporation or Parent, as applicable, determines to be necessary in connection with the Arrangement and any transaction contemplated by the Arrangement Agreement, the Shareholder’s identity and ownership of the Subject Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement. None of the information relating to the Shareholder provided by or on behalf of the Shareholder in writing for inclusion in such documents and schedules filed with the relevant Securities Authority will, at the respective times that such documents and schedules are filed with the relevant Securities Authority or are first mailed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Shareholder shall promptly notify Parent if it becomes aware of any required corrections with respect to any information provided by or on behalf of the Shareholder for inclusion in any such disclosure document if and to the extent that the Shareholder becomes aware that any such information shall have become untrue or misleading in any material respect. The Shareholder shall not make any press release, public announcement or other communication with respect to this Agreement and the Arrangement Agreement and the transactions contemplated hereby and thereby, without the prior written consent of the Corporation and Parent, except (a) as required by applicable Securities Laws (including the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), (b) as permitted under the Arrangement Agreement, provided that the Shareholder is serving on the Board or is a director or officer of the Corporation and such disclosure is necessary for exercising his or her duties and obligations as a director or officer of the Corporation and (c) only to the extent the Shareholder is serving on the Board or is a director or officer of the Corporation, for any such communication that is materially consistent with previous public announcements by the Corporation or Parent, provided that in the case of (a) and (c) above the Parent shall have a reasonable opportunity to review and comment on such communication.

Section 14 Severability. In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be effected as originally contemplated to the fullest extent possible.

Section 15 Assignment. No party may assign (by operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, except that Parent may assign, in its sole discretion, any and all of its rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement shall be void ab initio.

Section 16 No Waivers. No waivers of any breach of this Agreement extended by Parent to the Shareholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other shareholder of the Corporation who has executed an agreement substantially in the form of this Agreement with respect to the Corporation Shares held or subsequently held by such other shareholder or with respect to any subsequent breach of the Shareholder or any other shareholder of the Corporation. No waiver of any provisions hereof by either party hereto shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Section 17 Governing Law and Venue. This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each Party irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 18 No Agreement Until Executed. Irrespective of negotiations among the parties hereto or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Articles of Incorporation of the Corporation, the transactions contemplated by the Arrangement Agreement, (b) the Arrangement Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

Section 19 Certain Events. Notwithstanding anything in this Agreement to the contrary, if, at any time occurring on or after the date hereof and prior to the Effective Time, any change in the outstanding equity interests of the Corporation shall occur as a result of any reorganization, reclassification, recapitalization, share subdivision or consolidation, exchange or readjustment of shares, or any share dividend or share distribution (including any dividend or other distribution of securities convertible into Corporation Shares) with a record date during such period, the type and number of the Subject Shares subject to this Agreement shall be adjusted appropriately, and this Agreement and the obligations hereunder shall automatically attach to any New Shares or other securities issued to or acquired by the Shareholder.

Section 20 Entire Agreement; Amendment. This Agreement (including Schedule 1 hereto) and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 21 Counterparts; Effectiveness; PDF Signature. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission, including by e-mail attachment and DocuSign, shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 22 Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions shall be paid by the party or parties, as applicable, incurring such expenses whether or not the transactions contemplated hereby are consummated.

Section 23 Construction.

(a) Unless otherwise indicated, all references herein to Sections or Schedules, shall be deemed to refer to Sections or Schedules of or to this Agreement, as applicable, and all references herein to “paragraphs” or “clauses” shall be deemed references to separate paragraphs or clauses of the section or subsection in which the reference occurs. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall not be limiting and shall be deemed in each case to be followed by the words “without limitation.”

(c) The words “or” or “either”, when used herein, shall not be exclusive.

(d) Unless otherwise indicated, all references herein to the subsidiaries of a Person shall be deemed to include all direct and indirect subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(e) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).

(f) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.”

(h) The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(i) References to “$” and “dollars” are to the currency of the United States of America.

(j) “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.

(k) Except as otherwise specified, (i) references to any statute or law shall be deemed to refer to such statute or law as amended from time to time and to any rules or regulations promulgated thereunder, (ii) references to any Person include the successors and permitted assigns of that Person, and (iii) references from or through any date mean from and including or through and including, respectively.

(l) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded.

(m) Where used with respect to information, the phrases “delivered” to a party hereto means that the information referred to has been physically or electronically delivered to the relevant parties or their respective Representatives.

(n) The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

[SHAREHOLDER]

By:
Name:
Title:

E-mail:

Address:

[Signature Page to the Voting and Support Agreement]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Agreement, all as of the date first above written.

ASTRAZENECA AB

By:
Name:
Title:

[Signature Page to the Voting and Support Agreement]

Schedule 1

Shareholder (Name): [•]

Shares	Options	RSUs
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